SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 23, 2003

                           ZARLINK SEMICONDUCTOR INC.
             (Exact name of Registrant as specified in its charter)

    Canada                            1-8139                        None
(Jurisdiction of               (Commission File No.)           (IRS Employer
 incorporation)                                              Identification No.)

                                 400 March Road,
                         Ottawa, Ontario, Canada K2K 3H4
                    (Address of principal executive offices)

                  Registrant's telephone number: (613) 592-0200

Item 12. Results of Operations and Financial Condition.

Zarlink Semiconductor Inc. has issued a press release announcing revised guidance for its second quarter of Fiscal 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2003

                                        ZARLINK SEMICONDUCTOR INC.

                                        By: /s/ Scott Milligan
                                            ------------------------------------
                                            Scott Milligan
                                            Senior Vice President of Finance and
                                            Chief Financial Officer